UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            MAY 2, 2003
                                                    ----------------------------

                             WINFIELD CAPITAL CORP.
             (Exact Name of Registrant as Specified in its Charter)

          NEW YORK                      33-94322                13-2704241
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Organization)                                         Identification No.)

               237 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10605

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (914) 949-2600

                         (Registrant's telephone number,
                              including area code)

                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On May 2, 2003, Winfield Capital Corp. issued the press release attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.

NUMBER   DESCRIPTION OF EXHIBIT

99.1     Press Release dated May 2, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WINFIELD CAPITAL CORP.
                                         (Registrant)

Date:        May 2, 2003                 By: /s/ Paul A. Perlin
                                             -----------------------------------
                                              Paul A. Perlin
                                              Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated May 2, 2003.

Ex. 99.1


COMPANY CONTACT:
WINFIELD CAPITAL CORP.
237 Mamaroneck Avenue
White Plains,  New York  10605
914-949-2600
Paul A. Perlin,  Chairman and CEO


                             WINFIELD CAPITAL CORP.
                 ANNOUNCES THE ACCELERATION OF THE MATURITY DATE
                                OF ITS DEBENTURES

                                                           FOR IMMEDIATE RELEASE

         WHITE PLAINS, NEW YORK, May 2, 2003 -- Winfield Capital Corp. (OTCBB-WCAP) announced today that it has been notified by the Small Business Administration (the "SBA") that it is no longer in compliance with the SBA's capital impairment requirements and that the SBA has accelerated the maturity date of Winfield Capital's debentures. The aggregate principal, interest and fees due under the debentures totaled approximately $25.6 million as of April 30, 2003, including interest and fees due through the next semi-annual payment date.

         The SBA has transferred Winfield Capital's account to liquidation status. Although it has not done so as of the date of this press release, and may not do so, the SBA has the right to institute proceedings for the appointment of the SBA or its designee as receiver.

         Winfield Capital continues to explore various strategic alternatives, including a third party equity infusion and a self-managed liquidation, although there can be no assurance that it will be successful in its ability to consummate or implement these or any other strategic alternatives.

         Winfield Capital is a small business investment company that makes loans and equity investments pursuant to funding programs sponsored by the SBA and is a non-diversified, closed-end investment company that is a business development company under the Investment Company Act of 1940. The Company's common stock is traded on the Over the Counter Bulletin Board under the symbol "WCAP". For more information, visit Winfield Capital's Web site at: http://www.winfieldcapital.com/.

         This press release may contain forward-looking statements. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "could," "would," "should," "expect," "believe," "anticipate," "estimate," "continue" or "provided" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. Winfield Capital assumes no obligation to update the information contained in this release.